PHOENIX TRUST
                      PHOENIX-HOLLISTER APPRECIATION FUND

              Supplement dated November 13, 2003 to Prospectus and
                Statement of Additional Information May 1, 2003,
              as supplemented June 24, 2003 and September 17, 2003


         Effective October 31, 2003, the Phoenix-Hollister Appreciation Fund is managed by Carlton Neel and David Dickerson, and the Fund's name changed to Phoenix Appreciation Fund. Therefore, all references to the former "Phoenix-Hollister Appreciation Fund" in the current prospectus and Statement of Additional Information are hereby replaced with "Phoenix Appreciation Fund."

         The following additional changes are hereby made to the Fund's prospectus:

         Under the subheading "Portfolio Management" on page 20 of the prospectus, the information with respect to the Appreciation Fund is replaced with the following:

         A team of equity investment professionals led by Carlton Neel manages the Appreciation Fund.

          Also under the subheading "Portfolio Management" on page 20 of the prospectus, the third and fifth paragraphs are replaced with the following two paragraphs, respectively:

         Mr. Neel is a Senior Vice President of Phoenix/Zweig Advisers LLC ("PZA") and Euclid Advisors, LLC, a subsidiary of PZA. Since October 31, 2003, Mr. Neel serves as equity investment team leader for the Appreciation Fund and for the Phoenix Small Cap Value Fund of Phoenix Investment Trust 97. Since April 1, 2003, he has served as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and since May 19, 2003 he has served as Portfolio Manager for Phoenix Market Neutral Fund, which he had also managed from April 2000 through June 2002. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Neel co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the Phoenix Market Neutral Fund. While previously at PZA, Mr. Neel served as Senior Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

         David Dickerson is a member of the equity investment team that manages the Appreciation Fund; he is also a member of the equity investment team that manages the Phoenix Small Cap Value Fund of Phoenix Investment Trust 97. Mr. Dickerson began his investment career at the Zweig Companies in 1993. For the period from July 2002 until returning to PZA on April 1, 2003, Mr. Dickerson, along with Mr. Neel, co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the Phoenix Market Neutral Fund. While previously at PZA, he served as Assistant Portfolio Manager for a number of the former Phoenix-Zweig mutual funds. Mr. Dickerson earned a B.A. in Psychology from Harvard University and a M.B.A. in Finance and Economics from New York University (Stern School of Business).

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

PXP 1196-PMs&Names (11/03)